SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019 (December 3, 2019)

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1999 S. Bascom Ave. Suite 700. Campbell, CA 95008

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

 (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 3, 2019, KULR Technology Group, Inc. (the “Company”) accepted subscription agreements (“Subscription Agreements”) for a final closing of a private placement offering (the “Offering”) with certain accredited investors, pursuant to which it sold an additional 3.33 shares of Series C Convertible Preferred Stock (“Series C Preferred Stock”), having an aggregate stated value of $33,300, and warrants to purchase 8,325 shares of common stock, par value $0.0001 per share (“Common Stock”), for aggregate gross proceeds to the Company equal to $30,000.

Under the Offering, the Company sold a total of 24.01 shares of Series C Preferred Stock, having an aggregated stated value of $240,100, and warrants to purchase 60,025 shares of Common Stock for aggregate gross proceeds to the Company equal to $216,000. The Company will use the net proceeds from this Offering for general corporate purposes.

Each warrant issued under the Offering has an exercise price of $1.50 per share of Common Stock and expires two years after the date of the warrant’s issuance (the “Warrants”). Each share of Series C Preferred Stock is senior in liquidation preferences to the Common Stock, and holders of shares of Series C Preferred Stock are entitled to receive dividends at an annual rate of twelve percent (12%) beginning one year after each share’s issuance. The foregoing description of the Series C Preferred Stock is not complete and is qualified by reference to the full text of the Certificate of Designation of Series C Convertible Preferred Stock, which is incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed August 23, 2019.

The offer and sale of the securities were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Subscription Agreements and Warrants are not complete and are qualified in its entirety by reference to the full text of the Form of Subscription Agreement and Form of Warrant, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report and is incorporated by reference herein.

Item 9.01	Exhibits

Exhibit No.	Description
4.1	Certificate of Designation of Series C Convertible Preferred Stock (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed August 23, 2019)
10.1	Form of Subscription Agreement
10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: December 5, 2019	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer